Exhibit 99.1
Third quarter earnings increase 29% from prior year
BBVA Compass reports earnings of $364 million for the first nine months of 2014

◦	Total loans end the quarter at $55.2 billion, up 12 percent from prior year levels

◦	Total deposits increase 15 percent to $60.3 billion, driven by an 18 percent increase in interest bearing transaction accounts

◦	Key credit quality metrics show continued improvement; nonperforming asset ratio drops to 0.80 percent from 1.39 percent and net charge-off ratio declines to 0.23 percent

◦	Bank successfully completes offering of $1 billion of senior notes during the quarter, marks first debt issuance in seven years
HOUSTON, October 29, 2014 - BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income attributable to shareholder of $364 million for the first nine months of 2014, a 4 percent increase compared to $349 million for the first nine months of 2013. Return on average assets and return on average tangible equity1 for the first nine months of 2014 were 0.65 percent and 7.41 percent, respectively.
Net income attributable to shareholder for the third quarter of 2014 was $143 million, a 29 percent increase from the $111 million earned during the third quarter of 2013. Return on average assets and return on average tangible equity1 for the third quarter of 2014 were 0.73 percent and 8.48 percent, respectively.
“BBVA Compass’ strong financial performance this quarter is tied to our focus on our customers and our ability to quickly adapt to meet their rapidly changing needs,” said Manolo Sánchez, chairman and CEO of BBVA Compass. “Loan and deposit growth was diversified across both commercial and consumer portfolios, with total loans increasing 12 percent and total deposits increasing 15 percent. Low interest rates are still impeding revenue growth throughout our industry, but we’re well-positioned to benefit when they increase. Our efforts to diversify and expand our fee-based businesses are evident as well, with noninterest income rising 4 percent.”
Sánchez said improving operational efficiencies, disciplined expense management and maintaining sound risk standards are essential during this challenging interest rate environment. Accordingly, total noninterest expenses declined 2 percent year-over-year. Credit quality metrics experienced further improvement as nonperforming assets as a percentage of loans, other real estate and other repossessed assets dropped to 0.80 percent and net charge-offs as a percentage of average loans dipped to 23 basis points compared to 47 basis points for the first nine months of 2013.
Total shareholder’s equity ended the third quarter of 2014 at $11.9 billion, a 4 percent increase from third quarter 2013 levels.
“Each of our regulatory capital ratios remains significantly above ‘well-capitalized’ levels,” Sánchez said. “The results of our mid-cycle stress test required under the Dodd-Frank Act provide further evidence of our commitment to maintaining a strong capital position.”
During the quarter, BBVA Compass also further enhanced its liquidity position and diversified its funding base by issuing $1 billion of senior bank notes. The offerings included $400 million of 3-year, 1.8750% unsecured senior notes and $600 million of 5-year, 2.750% unsecured senior notes. This marked the bank’s first debt offering in seven years, with orders peaking at $2.5 billion during the offering period.
1 Average tangible equity is a non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.

Contact details:
Brittany Fish	Ed Bilek
Corporate Communications	Investor Relations
Tel. 713.831.5582	Tel. 205.297.3331
brittany.fish@bbva.com	ed.bilek@bbva.com

About BBVA Compass

BBVA Compass Bancshares, Inc. is a Sunbelt-based bank holding company whose lead subsidiary, BBVA Compass, operates 673 branches, including 342 in Texas, 89 in Alabama, 77 in Arizona, 62 in California, 45 in Florida, 38 in Colorado and 20 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (5th). BBVA Compass has been recognized as one of the leading small business lenders by the Small Business Administration and recently earned the top ranking with customers in American Banker’s 2014 annual reputation survey of the top 25 largest U.S. retail banks. Additional information about BBVA Compass can be found under the Investor Relations tab at www.bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.

About BBVA Group

Europe
Belgium / France / Germany / Italy / Portugal / Russia / Spain / Switzerland / Turkey / U.K.
North America
Mexico / USA
Asia - Pacific
Australia / China / Hong Kong / India / Indonesia / Japan / Singapore / South Korea / Taiwan / UAE
South America
Argentina / Bolivia / Brazil / Chile / Colombia / Paraguay / Peru / Uruguay / Venezuela

€638 billion in total assets	51 million customers	31 countries	7,362 branches	21,566 ATMs	108,920 employees

BBVA Compass Bancshares, Inc. is a wholly owned subsidiary of BBVA (NYSE: BBVA) (MAD: BBVA). BBVA is a customer-centric global financial services group founded in 1857. The Group has a solid position in Spain, is the largest financial institution in Mexico and has leading franchises in South America and the Sunbelt region of the United States. Its diversified business is geared toward high-growth markets and relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. The Group is present in the main sustainability indexes. More information about the BBVA Group can be found at www.bbva.com.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about the Company and its industry that involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2014, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,		%	Nine Months Ended September 30,		%
	2014	2013	Change	2014	2013	Change
EARNINGS SUMMARY
Net interest income	$481,968	$501,911	(4)	$1,476,041	$1,535,172	(4)
Noninterest income [a]	216,578	210,985	3	633,911	610,570	4
Total revenue [a]	698,546	712,896	(2)	2,109,952	2,145,742	(2)
Investment securities gain, net	9,710	—	NM	47,608	33,030	44
Gain (loss) on prepayment of FHLB advances	143	—	NM	(315)	21,775	NM
Provision for loan losses	3,869	37,534	(90)	86,387	81,386	6
Noninterest expense	533,142	522,139	2	1,597,271	1,622,504	(2)
Pretax income	171,388	153,223	12	473,587	496,657	(5)
Income tax expense	27,770	41,930	(34)	107,467	146,033	(26)
Net income	143,618	111,293	29	366,120	350,624	4
Net income attributable to noncontrolling interests	815	647	26	1,772	1,608	10
Net income attributable to shareholder	$142,803	$110,646	29	$364,348	$349,016	4

SELECTED RATIOS
Return on average assets	0.73%	0.64%		0.65%	0.67%
Return on average tangible equity [b]	8.48	7.08		7.41	7.63
Average common equity to average assets	15.30	16.39		15.56	16.19
Average loans to average total deposits	92.75	94.04		93.49	90.32
Tier I capital ratio [c]	11.25	11.83		11.25	11.83
Total capital ratio [c]	13.31	14.10		13.31	14.10
Leverage ratio [c]	9.58	10.16		9.58	10.16
[a] Excludes net gain on sales of investment securities and gain (loss) on prepayment of FHLB advances.
[b] Non-GAAP measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated.
NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Nine Months			Ending Balance
	Ended September 30,		%	Ended September 30,		%	September 30,		%
	2014	2013	Change	2014	2013	Change	2014	2013	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$55,349,649	$48,822,516	13	$53,751,488	$47,101,663	14	$55,200,115	$49,458,966	12
Total investment securities	10,593,570	9,837,170	8	10,378,884	10,160,790	2	10,744,398	9,813,436	9
Earning assets	66,142,913	58,815,172	12	64,268,874	57,411,046	12	66,503,180	59,384,525	12
Total assets	77,909,087	69,325,343	12	75,774,391	69,706,435	9	79,192,189	70,087,078	13
Noninterest bearing demand deposits	17,039,477	14,731,694	16	16,349,912	14,281,481	14	16,979,235	15,068,999	13
Interest bearing transaction accounts	29,558,841	25,709,134	15	28,290,142	25,848,641	9	30,283,451	25,657,859	18
Total transaction accounts	46,598,318	40,440,828	15	44,640,054	40,130,122	11	47,262,686	40,726,858	16
Total deposits	59,675,681	51,916,791	15	57,494,671	52,148,609	10	60,270,958	52,242,409	15
Shareholder's equity	11,917,267	11,361,991	5	11,786,754	11,285,368	4	11,927,053	11,421,396	4

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2014			2013
	September 30	June 30	March 31	December 31	September 30
NONPERFORMING ASSETS
Nonaccrual loans	$344,937	$341,807	$388,597	$441,718	$543,902
Loans 90 days or more past due [a]	76,196	76,219	83,490	82,814	98,035
TDRs 90 days or more past due	991	629	204	1,317	739
Total nonperforming loans [b]	422,124	418,655	472,291	525,849	642,676
Other real estate owned, net (OREO)	17,058	21,113	25,817	23,228	41,493
Other repossessed assets	3,618	2,796	3,313	$3,360	$3,896
Total nonperforming assets	$442,800	$442,564	$501,421	$552,437	$688,065

TDRs accruing and past due less than 90 days	$170,789	$177,630	$202,075	$208,391	$225,961

Covered loans [c]	580,756	613,152	701,158	734,190	832,884
Covered nonperforming loans [c]	56,221	59,331	63,664	62,038	76,301
Covered nonperforming assets [c]	59,609	62,824	67,500	66,151	89,620

Total nonperforming loans as a % of loans	0.76%	0.77%	0.89%	1.03%	1.30%
Total nonperforming loans as a % of loans, excluding covered loans	0.67	0.67	0.78	0.93	1.16
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	0.80	0.81	0.95	1.09	1.39
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets, excluding covered assets	0.70	0.71	0.83	0.97	1.23
[a] Excludes loans classified as troubled debt restructuring (TDRs).
[b] Includes loans held for sale.
[c] Covered assets includes loans and OREO acquired from the FDIC subject to loss sharing agreements.

	Three Months Ended
	2014			2013
	September 30	June 30	March 31	December 31	September 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$714,760	$707,665	$700,719	$717,937	$723,511
Net charge-offs (NCO)	22,751	38,157	30,320	43,378	43,108
Provision for loan losses	3,869	45,252	37,266	26,160	37,534
Balance at end of period	$695,878	$714,760	$707,665	$700,719	$717,937

Allowance for loan losses as a % of total loans	1.27%	1.32%	1.34%	1.38%	1.45%
Allowance for loan losses as a % of nonperforming loans [a]	164.85	170.73	149.84	133.25	111.71
Allowance for loan losses as a % of nonperforming assets [a]	157.15	161.50	141.13	126.84	104.34

Annualized as a % of average loans:
NCO - QTD	0.16	0.28	0.24	0.34	0.35
NCO - YTD	0.23	0.26	0.24	0.44	0.47
[a] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,
	2014			2013
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$55,349,649	$523,843	3.75%	$48,822,516	$528,926	4.30%
Investment securities available for sale [a]	9,128,401	50,150	2.18	8,249,468	43,797	2.11
Investment securities held to maturity	1,428,009	9,871	2.74	1,582,196	11,051	2.77
Other earning assets	199,694	984	1.95	155,486	937	2.39
Total earning assets [a]	66,105,753	584,848	3.51	58,809,666	584,711	3.94
Allowance for loan losses	(712,811)			(723,496)
Unrealized gain (loss) on securities available for sale	37,160			5,506
Other assets	12,478,985			11,233,667
Total assets	$77,909,087			$69,325,343

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,079,309	$2,971	0.17	$6,575,743	$2,735	0.17
Savings and money market accounts	22,479,532	24,256	0.43	19,133,391	15,596	0.32
Certificates and other time deposits	12,956,374	39,478	1.21	11,372,640	31,647	1.10
Foreign office deposits	120,989	58	0.19	103,323	53	0.20
Total interest bearing deposits	42,636,204	66,763	0.62	37,185,097	50,031	0.53
FHLB and other borrowings	3,827,684	16,399	1.70	4,304,941	17,129	1.58
Federal funds purchased and securities sold under agreement to repurchase	838,802	447	0.21	831,754	446	0.21
Other short-term borrowings	51,290	394	3.05	11,519	39	1.34
Total interest bearing liabilities	47,353,980	84,003	0.70	42,333,311	67,645	0.63
Noninterest bearing deposits	17,039,477			14,731,694
Other noninterest bearing liabilities	1,598,363			898,347
Total liabilities	65,991,820			57,963,352
Shareholder's equity	11,917,267			11,361,991
Total liabilities and shareholder's equity	$77,909,087			$69,325,343

Net interest income/ net interest spread		500,845	2.81%		517,066	3.31%
Net yield on earning assets			3.01%			3.49%

Total taxable equivalent adjustment		18,877			15,155

Net interest income		$481,968			$501,911
[a] Excludes adjustment for market valuation.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Nine Months Ended September 30,
	2014			2013
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$53,751,488	$1,578,007	3.93%	$47,101,663	$1,614,343	4.58%
Investment securities available for sale [a]	8,873,269	151,229	2.28	8,499,157	138,884	2.18
Investment securities held to maturity	1,465,399	30,310	2.77	1,541,575	32,747	2.84
Other earning assets	138,502	2,172	2.10	148,593	2,556	2.30
Total earning assets [a]	64,228,658	1,761,718	3.67	57,290,988	1,788,530	4.17
Allowance for loan losses	(707,630)			(764,558)
Unrealized gain (loss) on securities available for sale	40,216			120,058
Other assets	12,213,147			13,059,947
Total assets	$75,774,391			$69,706,435

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,269,983	9,066	0.17	$6,684,384	8,437	0.17
Savings and money market accounts	21,020,159	59,922	0.38	19,164,257	56,081	0.39
Certificates and other time deposits	12,733,405	111,717	1.17	11,899,480	95,501	1.07
Foreign office deposits	121,212	175	0.19	119,007	202	0.23
Total interest bearing deposits	41,144,759	180,880	0.59	37,867,128	160,221	0.57
FHLB and other borrowings	4,070,692	48,947	1.61	4,188,876	49,070	1.57
Federal funds purchased and securities sold under agreement to repurchase	885,147	1,384	0.21	984,940	1,577	0.21
Other short-term borrowings	27,183	516	2.54	12,679	87	0.92
Total interest bearing liabilities	46,127,781	231,727	0.67	43,053,623	210,955	0.66
Noninterest bearing deposits	16,349,912			14,281,481
Other noninterest bearing liabilities	1,509,944			1,085,963
Total liabilities	63,987,637			58,421,067
Shareholder's equity	11,786,754			11,285,368
Total liabilities and shareholder's equity	$75,774,391			$69,706,435

Net interest income/ net interest spread		1,529,991	3.00%		1,577,575	3.51%
Net yield on earning assets			3.18%			3.68%

Total taxable equivalent adjustment		53,950			42,403

Net interest income		$1,476,041			$1,535,172
[a] Excludes adjustment for market valuation.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Nine Months			Three Months Ended
	Ended September 30%			2014			2013
	2014	2013	Change	September 30	June 30	March 31	December 31	September 30
NONINTEREST INCOME
Service charges on deposit accounts	$165,886	$164,601	1	$57,537	$54,958	$53,391	$56,812	$54,229
Card and merchant processing fees	81,459	76,869	6	28,682	28,473	24,304	25,320	26,132
Retail investment sales	83,053	71,724	16	27,645	28,844	26,564	25,552	22,034
Investment banking and advisory fees	63,226	33,646	88	18,750	22,280	22,196	13,958	21,382
Asset management fees	31,959	31,143	3	10,666	10,535	10,758	9,796	10,438
Corporate and correspondent investment sales	22,016	26,954	(18)	5,388	7,972	8,656	8,720	8,011
Mortgage banking income	18,924	32,221	(41)	8,498	6,150	4,276	3,178	7,610
Bank owned life insurance	12,807	12,901	(1)	4,603	4,237	3,967	4,846	4,222
Other	154,581	160,511	(4)	54,809	50,532	49,240	42,892	56,927
	633,911	610,570	4	216,578	213,981	203,352	191,074	210,985
Investment securities gains, net	47,608	33,030	44	9,710	21,464	16,434	(1,659)	—
Gain (loss) on prepayment of FHLB and other borrowings	(315)	21,775	NM	143	—	(458)	—	—
Total noninterest income	$681,204	$665,375	2	$226,431	$235,445	$219,328	$189,415	$210,985

NONINTEREST EXPENSE
Salaries, benefits and commissions	$791,204	$743,601	6	$265,334	$263,301	$262,569	$261,643	$244,373
FDIC indemnification expense	80,736	211,706	(62)	18,748	30,370	31,618	55,453	55,064
Professional services	148,652	133,198	12	52,463	49,790	46,399	58,204	44,195
Equipment	165,562	148,989	11	56,355	55,469	53,738	59,070	50,483
Net occupancy	118,514	117,622	1	39,357	40,200	38,957	40,115	39,257
Marketing	30,097	28,140	7	11,587	9,986	8,524	9,212	9,146
Communications	18,605	18,573	—	5,964	6,294	6,347	7,392	7,080
Amortization of intangibles	38,800	46,386	(16)	12,635	13,631	12,534	14,305	14,884
Other	205,101	174,289	18	70,699	76,221	58,181	71,277	57,657
Total noninterest expense	$1,597,271	$1,622,504	(2)	$533,142	$545,262	$518,867	$576,671	$522,139
NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
NON-GAAP RECONCILIATION

Computation of Average Tangible Equity:
Total stockholder's equity	$11,917,267	11,361,991	$11,786,754	11,285,368
Less: Goodwill and other intangibles	5,198,332	5,127,981	5,176,840	5,138,095
Tangible common equity	$6,718,935	6,234,010	$6,609,914	6,147,273